UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 17, 2021

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On December 17, 2021, plan participants in the Columbia Bank Savings and Investment Plan (the “401(k) Plan”) were notified that Columbia Financial, Inc. (the “Company”), will be changing the plan administrator from Newport Group to Fidelity Investments. As a result of the planned change, there will be a blackout period beginning at 4:00 p.m. Eastern Time on January 20, 2022, that is expected to end during the week of February 20, 2022 (the “Blackout Period”). During the Blackout Period participants and beneficiaries in the 401(k) Plan will be temporarily unable to check their account balances, make changes to their individual accounts, direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or obtain a loan or distribution from the 401(k) Plan. The notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 relating to the blackout period was provided to the Company on December 17, 2021.

On December 22, 2021, the Company provided written notice (the “Notice”) to its directors and executive officers informing them that there will be a Blackout Period with respect to the 401(k) Plan. During that Blackout Period directors and executive officers will not be able to purchase, sell or otherwise acquire or transfer, directly or indirectly, any shares of Company common stock acquired in connection with their service or employment as a director or an executive officer of the Company, including the exercise of stock options.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers of Columbia Financial, Inc. dated December 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	December 22, 2021	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

3